OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2015
OTHER PAYABLES AND ACCRUALS
Schedule of other payables and accruals

	2014	2015
	RMB	RMB
Receipts from customers	232,658	314,381
Professional service fees	3,388	2,716
Office expenses	5,986	6,828
Payables to employees related to net proceeds from share options exercised	21,651	8,358
Accrued interest expense related to convertible senior notes	7,147	7,685
Payable for acquisition	—	8,450
Others	1,675	1,556

Total	272,505	349,974